EXHIBIT 10.g


                               SUNBEAM BONUS PLAN

ELIGIBILITY:                 All exempt and non-exempt employees. Note:
                             "hourly" production workers, Operating
                             Committee members and certain other
                             executives are not eligible to participate.

PLAN DESIGN:                 1. Each fiscal year, the Operating Committee
                             will establish a minimum level of acceptable performance, below which the Bonus Pool will be zero. Performance of the corporation will be expressed in terms of Earnings Per Share
                             (EPS).

                             2. All payouts under the Plan are
                             discretionary and any payments under the Plan must be authorized by the Operating Committee.

                             3. All payments will be in cash, paid during the first quarter following the end of the fiscal year.

TARGET BONUS POOL:           The target bonus pool will be the sum total
                             of each participants target bonus amount.
                             The actual earned bonus pool will be determined at fiscal year end by comparing actual financial performance to targeted performance as determined by the Corporate
                             Business Plan. No bonuses will be paid if the Company fails to reach its minimum objectives.

TARGET PAYOUTS:              EXEMPT - a percentage of base earnings


                             NON-EXEMPT - a flat dollar amount

PAYOUT PARAMETERS:           1. below minimum performance standard = 0
                                payout
                             2. minimum payout threshold = 75% of target
                             3. maximum payout limit = 200% of target

                             Individual Payouts

                             1. four (4) quantitative objectives established
                                for each employee
                             2. objectives reviewed by supervisor
                             3. payouts will be determined by a
                                combination of Company EPS performance and individual performance against mutually agreed upon goals & objectives


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                             1997 SUNBEAM BONUS PLAN
                             Self Funding Structure

===============================================================================
EPS*                                    Available % of Target Bonus
-------------------------------------------------------------------------------

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$1.39 or less                           0%
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$1.40 - $1.49                           75%
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$1.50 - $1.59                           85%
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$1.60 - $1.69                           100%
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$1.70 - $1.79                           120%
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$1.80 - $1.89                           140%
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$1.90 - $1.99                           160%
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$2.00 - $2.09                           180%
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$2.10 or more                           200%
===============================================================================


* Earnings per share (EPS): Basically, net sales minus total cost of doing business (overhead, materials, direct labor) equals operating profit. operating profit minus taxes and debt expense equals net earnings. Net earnings divided by outstanding shares of stock equals EPS.

What does this mean to me? If our sales go up and/or if our expenses and debt are reduced, then earnings per share (and the value of Sunbeam stock) goes up.

EXAMPLES:

At the end of 1997, the EPS is $1.65. 100% of the target bonus is available for payout.

If the EPS is $1.37, then our minimum threshold was not reached and therefore, there will be no bonuses.

If the EPS is $2.58, then the maximum 200% of target bonus will be available for payout.

Remember, once the Company performance has established the available bonus amount (e.g., 100% of target in our first example and 200% of target in our third example), your INDIVIDUAL bonus will be determined by your performance on your four (4) objectives.